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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


                                January 18, 2000
                       -----------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                       Fremont Funding Inc., as Transferor
                    Fremont Small Business Loan Master Trust


          $135,000,000 Variable Rate Asset Back Certificates, Series C $100,000,000 Variable Rate Asset Backed Certificates, Series D - Class A
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             (Exact name of registrant as specified in its charter)


                                    33-73508
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                            (Commission File Number)


           Delaware                                     95-4398057
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


                           2020 Santa Monica Boulevard
                                    Suite 500
                           Santa Monica, CA 90404-2023
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                    (Address of Principal Executive Offices)


                                 (310) 315-5500
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)

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     This report is filed on behalf of the Fremont Small Business Loan Master Trust (the "Trust") established pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of April 1, 1997, as supplemented by the Series 1995-1 Supplement dated as of March 1, 1995, the Series C Supplement dated as of February 1, 1996 (the "Series C Supplement"), the Series D Supplement dated as of April 1, 1997 (the "Series D Supplement") and the Amended and Restated Variable Funding Supplement dated as of November 30, 1995 (together, the "Pooling and Servicing Agreement") by and among Fremont Funding Inc., as transferor ("Fremont Funding"), Fremont Financial Corporation, as servicer ("Fremont Financial"), and LaSalle National Bank, as trustee (the "Trustee"). All defined terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Not applicable.

ITEM 5. OTHER EVENTS.

     Matter reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q:

     ITEM 1.  LEGAL PROCEEDINGS:  None.

     ITEM 2.  CHANGES IN SECURITIES:  None.

     ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS:

              In connection with the acquisition of all of the capital stock of Fremont Financial Corporation ("Fremont") the Servicer and owner of all of the capital stock of the Registrant, by FINOVA Capital Corporation on or about December 19, 1999, the directors of Transferor who were formerly affiliated with Fremont resigned. The shareholder Transferor elected the following individuals to the Board of Directors on January 21, 2000:

              Name                       Principal Occupation
              ----                       --------------------
              Samuel L. Eichenfield      Chairman, President and Chief Executive
                                         Officer of The FINOVA Group Inc.
              Matthew M. Breyne          President and Chief Operating Officer
                                         of FINOVA Capital Corporation
              John J. Bonano             Executive Vice President of FINOVA
                                         Capital Corporation
              Meilee Smythe              Senior Vice President - Treasurer of
                                         The FINOVA Group Inc. and FINOVA
                                         Capital Corporation
              Thomas W. Hayes            President of Metropolitan West
                                         Financial, Inc.
              James L. Hesburgh          President of James L. Hesburgh
                                         International, Inc.
              Charles F. Smith           President of Charles F. Smith & Co.


     ITEM 5.  OTHER INFORMATION: None.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     Not applicable. However, see response to Item 5 above.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          Exhibit No.    Description
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             99.1        Payment Date Statement dated January 18, 2000

ITEM 8. CHANGE IN FISCAL YEAR.

     Not applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FREMONT FUNDING INC.

                                       By:    /s/ Bruno A. Marszowski
                                              ---------------------------------
                                       Name:  Bruno A. Marszowski
                                       Title: Senior Vice President - Controller
                                              and Chief Financial Officer

Date:  February 2, 2000

                                  EXHIBIT INDEX

Exhibit No.   Description
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  99.1        Payment Date Statement dated January 18, 2000